Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Fourth Quarter Earnings

New York – February 13, 2013 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $28.0 million, or $1.96 per diluted share, for the three months ended December 31, 2012 compared to $10.1 million, or $0.70 per diluted share, for the comparable period in 2011. Operating earnings were $8.5 million, or $0.59 per diluted share, for the fourth quarter of 2012 compared to operating earnings of $5.8 million, or $0.41 per diluted share, for the comparable period in 2011.

For the twelve months ended December 31, 2012, the Company reported net income of $63.8 million, or $4.45 per diluted share, compared to $25.6 million, or $1.69 per diluted share, for the comparable period in 2011. Operating earnings were $37.6 million, or $2.63 per diluted share, for the twelve months ended December 31, 2012 compared to $19.1 million, or $1.26 per diluted share, for the comparable period in 2011.

Gross written premiums and net written premiums for the three months ended December 31, 2012 were $321.6 million and $212.3 million, respectively, an increase of 15.7% and 5.1% from the comparable period in 2011. Gross written premiums and net written premiums for the twelve months ended December 31, 2012 were $1,286.5 million and $833.7 million, respectively, an increase of 16.1% and 10.6% from the comparable period in 2011.

The combined loss and expense ratios for the three and twelve months ended December 31, 2012 were 100.2% and 99.3%, respectively, compared to 102.5% and 104.7% for the comparable periods in 2011. The current quarter includes net reserve releases of $28.0 million from our Lloyd’s Operations, most notably from our Lloyd’s Marine business in connection with favorable settlement of several large losses and the continued favorable loss emergence for underwriting years 2010 and prior. The current quarter also includes a net loss from Superstorm Sandy of $20.4 million, inclusive of $8.3 million in reinsurance reinstatement premiums.

Stan Galanski, President and Chief Executive Officer, commented, “In a year that began with the grounding of the Costa Concordia and concluded with Superstorm Sandy, we are pleased to have achieved profitable underwriting results. Our results were driven by an exceptionally strong performance at Lloyd’s, where favorable loss emergence contributed to their best combined ratio since acquiring the Lloyd’s operation in 1998”.

Stockholders’ equity was $879.5 million, or $62.61 per share, as of December 31, 2012 compared to $803.4 million, or $57.57 per share, as of December 31, 2011.

Net investment income for the three and twelve months ended December 31, 2012 was $13.6 million and $54.2 million, respectively, an increase of 9.6% for the three months ended December 31, 2012 and a decrease of 14.6% for the twelve months ended December 31, 2012. Investment income for the twelve months ended December 31, 2012 and 2011 was reduced by $4.5 million and $4.7 million, respectively, for a total of $9.2 million as a result of the settlement of a dispute with Equitas over foregone interest on amounts that were due on certain reinsurance contracts. The annualized pre-tax investment yield, excluding net realized gains and losses and net other-than-temporary impairment losses recognized in earnings, for the three and twelve months ended December 31, 2012 was 2.3% and 2.4%, respectively, compared to 2.3% and 3.0% for the comparable periods in 2011. The effective tax rate on net investment income was 26.7% and 26.8% for the three and twelve months ended December 31, 2012, compared to 23.6% and 27.6% for the comparable periods in 2011.

6 International Drive TEL (914) 933-6000	Rye Brook, NY 10573 FAX (914) 934-2355

News Release

February 13, 2013

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.6 years as of December 31, 2012. As of December 31, 2012, net unrealized gains within our investment portfolio were $103.3 million, an increase of $9.7 million compared to December 31, 2011. There were $30.0 million and $40.2 million of net realized gains including other-than-temporary impairment losses recognized in earnings for the three and twelve months ended December 31, 2012, respectively, compared to $6.6 million and $10.0 million for the same periods in 2011.

Consolidated net cash flow from operations for the three and twelve months ended December 31, 2012 were $27.6 million and $96.7 million, respectively, compared to $32.0 million and $118.3 million for the comparable periods in 2011.

The Company will hold a conference call on Thursday, February 14, 2013 starting at 8:30 a.m. ET to discuss the 2012 fourth quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (800) 850-2903 and the international dial-in is (224) 357-2399. Participants may connect to the webcast at:

http://investor.shareholder.com/navg/eventdetail.cfm?eventid=123733

Operating earnings, or net income excluding after-tax net realized gains (losses) and net other-than-temporary impairment losses recognized in earnings, is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London. Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco

Senior Vice President and Chief Financial Officer

(914) 933-6043

cdefalco@navg.com

www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Results of Operations	2012	2011	Change	2012	2011	Change
Gross written premiums	$321,587	$277,901	15.7%	$1,286,465	$1,108,216	16.1%
Net written premiums	212,312	202,002	5.1%	833,655	753,798	10.6%

Revenues:
Net earned premiums	201,566	191,757	5.1%	781,964	691,645	13.1%
Net investment income	13,616	12,428	9.6%	54,248	63,500	-14.6%
Total other-than-temporary impairment losses	(208)	(1,280)	-83.8%	(902)	(3,617)	-75.1%
Portion of loss recognized in other comprehensive income (before tax)	—	691	NM	44	1,632	-97.3%

Net other-than-temporary impairment losses recognized in earnings	(208)	(589)	-64.7%	(858)	(1,985)	-56.8%
Net realized gains (losses)	30,254	7,141	NM	41,074	11,996	NM
Other income	(599)	586	NM	1,488	1,229	21.1%

Total revenues	244,629	211,323	15.8%	877,916	766,385	14.6%

Expenses:
Net losses and loss adjustment expenses	127,191	136,104	-6.5%	497,433	476,997	4.3%
Commission expenses	31,259	30,273	3.3%	121,470	110,437	10.0%
Other operating expenses	42,841	30,688	39.6%	159,079	138,029	15.3%
Interest expense	2,051	2,048	0.1%	8,198	8,188	0.1%

Total expenses	203,342	199,113	2.1%	786,180	733,651	7.2%

Income before income taxes	41,287	12,210	NM	91,736	32,734	NM
Income tax expense (benefit)	13,243	2,122	NM	27,974	7,137	NM

Net income (loss)	$28,044	$10,088	NM	$63,762	$25,597	149.1%

Per Share Data
Net income per common share:
Basic	$2.00	$0.71	NM	$4.54	$1.71	NM
Diluted	$1.96	$0.70	NM	$4.45	$1.69	NM
Average common shares outstanding:
Basic	14,042,553	14,199,491		14,052,311	14,980,429
Diluted	14,340,057	14,380,161		14,327,820	15,183,285
Underwriting Ratios
Loss Ratio	63.1%	71.0%		63.6%	69.0%
Expense Ratio	37.1%	31.5%		35.7%	35.7%

Combined Ratio	100.2%	102.5%		99.3%	104.7%

Balance Sheet Data	Dec. 31, 2012	Sept. 30, 2012		Dec. 31, 2012	Dec. 31, 2011
Stockholders’ equity	$879,485	$874,811	0.5%	$879,485	$803,435	9.5%
Book value per share	$62.61	$62.32	0.5%	$62.61	$57.57	8.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	December 31,	December 31,
	2012	2011
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2012, $2,034,765; 2011, $1,816,710)	$2,121,833	$1,888,069
Equity securities, available-for-sale, at fair value (cost: 2012, $85,004; 2011, $73,567)	101,297	95,849
Short-term investments, at cost which approximates fair value	153,788	122,220
Cash	45,336	127,360

Total investments and cash	2,422,254	2,233,498

Premiums receivable	320,182	255,725
Prepaid reinsurance premiums	221,015	164,162
Reinsurance recoverable on paid losses	49,282	43,791
Reinsurance recoverable on unpaid losses and loss adjustment expenses	880,139	845,445
Deferred policy acquisition costs	61,005	63,984
Accrued investment income	12,587	14,492
Goodwill and other intangible assets	7,093	6,869
Current income tax receivable, net	—	15,391
Deferred income tax, net	3,216	—
Receivable for investments sold	4,310	2,583
Other assets	26,587	26,650

Total assets	$4,007,670	$3,672,590

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,097,048	$2,082,679
Unearned premiums	642,407	532,628
Reinsurance balances payable	165,813	108,699
Senior notes	114,424	114,276
Current income tax payable, net	2,133	—
Deferred income tax, net	—	6,291
Payable for investments purchased	58,345	74
Accounts payable and other liabilities	48,015	24,508

Total liabilities	3,128,185	2,869,155

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,558,046 shares for 2012 and 17,467,615 shares for 2011	1,755	1,746
Additional paid-in capital	329,452	322,133
Treasury stock, at cost (3,511,380 shares for 2012 and 2011)	(155,801)	(155,801)
Retained earnings	628,871	565,109
Accumulated other comprehensive income	75,208	70,248

Total stockholders’ equity	879,485	803,435

Total liabilities and stockholders’ equity	$4,007,670	$3,672,590

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Twelve Months
	2012	2011	Change	2012	2011	Change
Gross Written Premiums:
Insurance Companies:
Marine	$43,455	$52,688	-17.5%	$200,095	$228,500	-12.4%
Property Casualty	164,247	121,293	35.4%	590,741	445,287	32.7%
Professional Liability	32,860	29,720	10.6%	130,489	114,632	13.8%

	240,562	203,701	18.1%	921,325	788,419	16.9%

Lloyd’s Operations:
Marine	47,895	39,977	19.8%	194,423	167,562	16.0%
Property Casualty	20,965	24,032	-12.8%	127,028	115,138	10.3%
Professional Liability	12,165	10,191	19.4%	43,689	37,097	17.8%

	81,025	74,200	9.2%	365,140	319,797	14.2%

Total	$321,587	$277,901	15.7%	$1,286,465	$1,108,216	16.1%

	Three Months			Twelve Months
	2012	2011	Change	2012	2011	Change
Net Written Premiums:
Insurance Companies:
Marine	$25,944	$40,442	-35.8%	$133,210	$170,642	-21.9%
Property Casualty	115,345	91,780	25.7%	390,168	293,758	32.8%
Professional Liability	24,204	20,933	15.6%	99,578	77,991	27.7%

	165,493	153,155	8.1%	622,956	542,391	14.9%

Lloyd’s Operations:
Marine	34,111	34,844	-2.1%	143,600	137,206	4.7%
Property Casualty	7,131	8,885	-19.7%	43,824	56,249	-22.1%
Professional Liability	5,577	5,118	9.0%	23,275	17,952	29.7%

	46,819	48,847	-4.2%	210,699	211,407	-0.3%

Total	$212,312	$202,002	5.1%	$833,655	$753,798	10.6%

	Three Months			Twelve Months
	2012	2011	Change	2012	2011	Change
Net Earned Premiums:
Insurance Companies:
Marine	$30,779	$44,631	-31.0%	$142,181	$169,018	-15.9%
Property Casualty	92,246	74,426	23.9%	332,782	231,297	43.9%
Professional Liability	26,199	20,267	29.3%	96,476	72,148	33.7%

	149,224	139,324	7.1%	571,439	472,463	20.9%

Lloyd’s Operations:
Marine	35,360	36,437	-3.0%	136,898	145,659	-6.0%
Property Casualty	11,307	11,798	-4.2%	52,951	55,903	-5.3%
Professional Liability	5,675	4,198	35.2%	20,676	17,620	17.3%

	52,342	52,433	-0.2%	210,525	219,182	-3.9%

Total	$201,566	$191,757	5.1%	$781,964	$691,645	13.1%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

December 31, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$240,562	$81,025	$—	$321,587
Net written premiums	165,493	46,819	—	212,312

Net earned premiums	149,224	52,342	—	201,566
Net losses and loss adjustment expenses	(112,599)	(14,592)	—	(127,191)
Commission expenses	(20,125)	(11,714)	580	(31,259)
Other operating expenses	(29,979)	(12,862)	—	(42,841)
Other income (expense)	40	(59)	(580)	(599)

Underwriting profit (loss)	(13,439)	13,115	—	(324)

Net investment income	12,324	1,262	30	13,616
Net realized gains (losses)	29,659	194	193	30,046
Interest expense	—	—	(2,051)	(2,051)

Income (loss) before income taxes	28,544	14,571	(1,828)	41,287

Income tax expense (benefit)	9,083	5,162	(1,002)	13,243

Net income (loss)	$19,461	$9,409	$(826)	$28,044

Losses and loss adjustment expenses ratio	75.5%	27.9%		63.1%
Commission expense ratio	13.5%	22.4%		15.5%
Other operating expense ratio (2)	20.0%	24.6%		21.6%

Combined ratio	109.0%	74.9%		100.2%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

December 31, 2011

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$203,701	$74,200	$—	$277,901
Net written premiums	153,155	48,847	—	202,002

Net earned premiums	139,324	52,433	—	191,757
Net losses and loss adjustment expenses	(112,743)	(23,361)	—	(136,104)
Commission expenses	(18,909)	(11,939)	575	(30,273)
Other operating expenses	(22,467)	(8,221)	—	(30,688)
Other income (expense)	1,084	77	(575)	586

Underwriting profit (loss)	(13,711)	8,989	—	(4,722)

Net investment income	10,155	2,222	51	12,428
Net realized gains (losses)	6,487	55	10	6,552
Interest expense	—	—	(2,048)	(2,048)

Income (loss) before income taxes	2,931	11,266	(1,987)	12,210

Income tax expense (benefit)	(953)	3,770	(695)	2,122

Net income (loss)	$3,884	$7,496	$(1,292)	$10,088

Losses and loss adjustment expenses ratio	80.9%	44.6%		71.0%
Commission expense ratio	13.6%	22.8%		15.8%
Other operating expense ratio (2)	15.3%	15.5%		15.7%

Combined ratio	109.8%	82.9%		102.5%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Twelve Months Ended

December 31, 2012

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$921,325	$365,140	$—	$1,286,465
Net written premiums	622,956	210,699	—	833,655

Net earned premiums	571,439	210,525	—	781,964
Net losses and loss adjustment expenses	(417,082)	(80,351)	—	(497,433)
Commission expenses	(81,370)	(42,449)	2,349	(121,470)
Other operating expenses	(113,625)	(45,454)	—	(159,079)
Other income (expense)	3,790	47	(2,349)	1,488

Underwriting profit (loss)	(36,848)	42,318	—	5,470

Net investment income	46,549	7,551	148	54,248
Net realized gains (losses)	36,468	3,555	193	40,216
Interest expense	—	—	(8,198)	(8,198)

Income (loss) before income taxes	46,169	53,424	(7,857)	91,736

Income tax expense (benefit)	12,686	18,620	(3,332)	27,974

Net income (loss)	$33,483	$34,804	$(4,525)	$63,762

Losses and loss adjustment expenses ratio	73.0%	38.2%		63.6%
Commission expense ratio	14.2%	20.2%		15.5%
Other operating expense ratio (2)	19.2%	21.5%		20.2%

Combined ratio	106.4%	79.9%		99.3%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Twelve Months Ended

December 31, 2011

($ in thousands)

	Insurance	Lloyd’s
	Companies	Operations	Corporate (1)	Total
Gross written premiums	$788,419	$319,797	$—	$1,108,216
Net written premiums	542,391	211,407	—	753,798

Net earned premiums	472,463	219,182	—	691,645
Net losses and loss adjustment expenses	(341,625)	(135,372)	—	(476,997)
Commission expenses	(64,165)	(48,341)	2,069	(110,437)
Other operating expenses	(101,517)	(36,512)	—	(138,029)
Other income (expense)	3,955	(657)	(2,069)	1,229

Underwriting profit (loss)	(30,889)	(1,700)	—	(32,589)

Net investment income	54,164	8,955	381	63,500
Net realized gains (losses)	12,151	(2,354)	214	10,011
Interest expense	—	—	(8,188)	(8,188)

Income (loss) before income taxes	35,426	4,901	(7,593)	32,734

Income tax expense (benefit)	8,271	1,523	(2,657)	7,137

Net income (loss)	$27,155	$3,378	$(4,936)	$25,597

Losses and loss adjustment expenses ratio	72.3%	61.8%		69.0%
Commission expense ratio	13.6%	22.1%		16.0%
Other operating expense ratio (2)	20.6%	16.9%		19.7%

Combined ratio	106.5%	100.8%		104.7%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended December 31, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$30,779	$22,879	$15,048	$(7,148)	74.3%	48.9%	123.2%
Property Casualty	92,246	70,394	25,535	(3,683)	76.3%	27.7%	104.0%
Professional Liability	26,199	19,326	9,481	(2,608)	73.8%	36.2%	110.0%

Total Insurance Companies	149,224	112,599	50,064	(13,439)	75.5%	33.5%	109.0%

Lloyd’s Operations:
Marine	35,360	5,892	16,523	12,945	16.7%	46.7%	63.4%
Property Casualty	11,307	6,476	5,609	(778)	57.3%	49.6%	106.9%
Professional Liability	5,675	2,224	2,503	948	39.2%	44.1%	83.3%

Total Lloyd’s	52,342	14,592	24,635	13,115	27.9%	47.0%	74.9%

Total All	$201,566	$127,191	$74,699	$(324)	63.1%	37.1%	100.2%

	Three Months Ended December 31, 2011
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$44,631	$28,321	$13,537	$2,773	63.5%	30.3%	93.8%
Property Casualty	74,426	41,297	20,227	12,902	55.5%	27.2%	82.7%
Professional Liability	20,267	43,125	6,528	(29,386)	212.8%	32.2%	245.0%

Total Insurance Companies	139,324	112,743	40,292	(13,711)	80.9%	28.9%	109.8%

Lloyd’s Operations:
Marine	36,437	14,089	14,024	8,324	38.7%	38.5%	77.2%
Property Casualty	11,798	4,232	4,466	3,100	35.9%	37.8%	73.7%
Professional Liability	4,198	5,040	1,593	(2,435)	120.1%	37.9%	158.0%

Total Lloyd’s	52,433	23,361	20,083	8,989	44.6%	38.3%	82.9%

Total All	$191,757	$136,104	$60,375	$(4,722)	71.0%	31.5%	102.5%

	Amounts		Loss Ratio
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2011	2012	2011
Net Incurred Loss Activity For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$120,293	$70,377	80.7%	50.5%
Change in reserves	(7,694)	42,366	-5.2%	30.4%

Net incurred loss and LAE	112,599	112,743	75.5%	80.9%

Lloyd’s Operations:
Loss and LAE payments	35,341	29,656	67.5%	56.6%
Change in reserves	(20,749)	(6,295)	-39.6%	-12.0%

Net incurred loss and LAE	14,592	23,361	27.9%	44.6%

Total
Loss and LAE payments	155,634	100,033	77.2%	52.2%
Change in reserves	(28,443)	36,071	-14.1%	18.8%

Net incurred loss and LAE	$127,191	$136,104	63.1%	71.0%

	Amounts		Loss Ratio Impact
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2011	2012	2011
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Three Months Ended:
Insurance Companies	$(379)	$(13,161)	-0.2%	-6.9%
Lloyd’s Operations	27,955	13,651	13.9%	7.2%

Total	$27,576	$490	13.7%	0.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Twelve Months Ended December 31, 2012
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$142,181	$110,119	$55,419	$(23,357)	77.4%	39.0%	116.4%
Property Casualty	332,782	235,740	100,770	(3,728)	70.8%	30.3%	101.1%
Professional Liability	96,476	71,223	35,016	(9,763)	73.8%	36.3%	110.1%

Total Insurance Companies	571,439	417,082	191,205	(36,848)	73.0%	33.4%	106.4%

Lloyd’s Operations:
Marine	136,898	51,116	59,110	26,672	37.3%	43.2%	80.5%
Property Casualty	52,951	23,689	20,030	9,232	44.7%	37.9%	82.6%
Professional Liability	20,676	5,546	8,716	6,414	26.8%	42.2%	69.0%

Total Lloyd’s	210,525	80,351	87,856	42,318	38.2%	41.7%	79.9%

Total All	$781,964	$497,433	$279,061	$5,470	63.6%	35.7%	99.3%

	Twelve Months Ended December 31, 2011
	Net	Losses
	Earned	and LAE	Underwriting	Underwriting	Loss	Expense	Combined
	Premiums	Incurred	Expenses	Profit (Loss)	Ratio	Ratio	Ratio
Insurance Companies:
Marine	$169,018	$111,209	$57,471	$338	65.8%	34.0%	99.8%
Property Casualty	231,297	151,934	77,889	1,474	65.7%	33.7%	99.4%
Professional Liability	72,148	78,482	26,367	(32,701)	108.8%	36.5%	145.3%

Total Insurance Companies	472,463	341,625	161,727	(30,889)	72.3%	34.2%	106.5%

Lloyd’s Operations:
Marine	145,659	87,328	57,805	526	60.0%	39.6%	99.6%
Property Casualty	55,903	27,208	20,186	8,509	48.7%	36.1%	84.8%
Professional Liability	17,620	20,836	7,519	(10,735)	118.3%	42.6%	160.9%

Total Lloyd’s	219,182	135,372	85,510	(1,700)	61.8%	39.0%	100.8%

Total All	$691,645	$476,997	$247,237	$(32,589)	69.0%	35.7%	104.7%

	Amounts		Loss Ratio
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2011	2012	2011
Net Incurred Loss Activity For the Twelve Months Ended:
Insurance Companies:
Loss and LAE payments	$403,113	$277,823	70.6%	58.8%
Change in reserves	13,969	63,802	2.4%	13.5%

Net incurred loss and LAE	417,082	341,625	73.0%	72.3%

Lloyd’s Operations:
Loss and LAE payments	114,645	104,482	54.5%	47.7%
Change in reserves	(34,294)	30,890	-16.3%	14.1%

Net incurred loss and LAE	80,351	135,372	38.2%	61.8%

Total
Loss and LAE payments	517,758	382,305	66.2%	55.3%
Change in reserves	(20,325)	94,692	-2.6%	13.7%

Net incurred loss and LAE	$497,433	$476,997	63.6%	69.0%

	Amounts		Loss Ratio Impact
	Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2012	2011	2012	2011
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Twelve Months Ended:
Insurance Companies	$(1,896)	$(12,102)	-0.2%	-1.7%
Lloyd’s Operations	47,187	9,957	6.0%	1.4%

Total	$45,291	$(2,145)	5.8%	-0.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, December 31, 2012:
Insurance Companies:
Marine	$137,934	$114,236	$252,170
Property Casualty	204,988	290,455	495,443
Professional Liability	54,092	84,493	138,585

Total Insurance Companies	397,014	489,184	886,198

Lloyd’s Operations:
Marine	125,884	95,122	221,006
Property Casualty	27,903	28,463	56,366
Professional Liability	14,694	38,645	53,339

Total Lloyd’s Operations	168,481	162,230	330,711

Total Net Loss Reserves	$565,495	$651,414	$1,216,909

	Case	IBNR
	Reserves	Reserves	Total
Net Loss Reserves, December 31, 2011:
Insurance Companies:
Marine	$127,912	$121,875	$249,787
Property Casualty	185,822	296,177	481,999
Professional Liability	56,953	83,490	140,443

Total Insurance Companies	370,687	501,542	872,229

Lloyd’s Operations:
Marine	117,448	123,136	240,584
Property Casualty	37,877	25,846	63,723
Professional Liability	13,580	47,118	60,698

Total Lloyd’s Operations	168,905	196,100	365,005

Total Net Loss Reserves	$539,592	$697,642	$1,237,234

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

December 31, 2012

As of December 31, 2012, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.6 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

As of December 31, 2012, the Company owned two asset-backed securities approximating $0.7 million with subprime mortgage exposures. The securities have an effective maturity of 3.2 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $2.1 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 6.2 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of December 31, 2012:

		Gross	Gross	Cost or	OTTI
	Fair	Unrealized	Unrealized	Amortized	Recognized
December 31, 2012	Value	Gains	(Losses)	Cost	in OCI
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$649,692	$8,654	$(36)	$641,074	$—
States, municipalities and political subdivisions	322,947	18,712	(380)	304,615	—
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	384,445	13,652	(204)	370,997	—
Residential mortgage obligations	38,692	1,053	(549)	38,188	20
Asset-backed securities	50,382	1,133	(49)	49,298	—
Commercial mortgage-backed securities	204,821	17,996	(18)	186,843	—

Subtotal	678,340	33,834	(820)	645,326	20
Corporate bonds	470,854	27,129	(25)	443,750	—

Total fixed maturities	2,121,833	88,329	(1,261)	2,034,765	20

Equity securities—common stocks	101,297	16,919	(626)	85,004	—
Short-term investments	153,788	—	—	153,788	—
Cash	45,336	—	—	45,336	—

Total	$2,422,254	$105,248	$(1,887)	$2,318,893	$20

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

December 31, 2012

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December 31, 2012:

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Agency mortgage-backed securities:
GNMA	$132,595	$4,657	$(198)	$128,136
FNMA	193,901	7,230	(6)	186,677
FHLMC	57,949	1,765	—	56,184

Total	$384,445	$13,652	$(204)	$370,997

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
	Value	Gains	(Losses)	Cost
Residential mortgage obligations:
Prime	$12,492	$217	$(440)	$12,715
Alt-A	2,119	40	(109)	2,188
Subprime	699	26	—	673
Non-US RMBS	23,382	770	—	22,612

Total	$38,692	$1,053	$(549)	$38,188